                                  EXHIBIT 21
                                  ----------

     A table of the subsidiaries of the TCI Communication, Inc. as of March 1, 1996, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization and the names under which such subsidiarties do business ("Trade Names"). Subsidiaries not included in the table are inactive and, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
ALABAMA T.V. CABLE, INC.                                       AL
AMERICAN CABLE TV INVESTORS 4, LTD.                            CO                        SUN CABLEVISION
AMERICAN CABLE TV INVESTORS 5, LTD.                            CO                        AMERICAN CABLE TV OF LOWER DELAWARE
                                                                                         AMERICAN CABLE TV OF ST. MARY'S COUNTY
AMERICAN MICROWAVE & COMMUNICATIONS, INC                       MI
AMERICAN MOVIE CLASSICS INVESTMENT, INC                        CO
AMERICAN TELEVENTURE OF MINERSVILLE, INC                       CO
AMES CABLEVISION, INC                                          IA                        TCI OF CENTRAL IOWA
                                                                                         TCI OF EASTERN IOWA
ANTARES SATELLITE CORPORATION                                  CO
ARP PARTNERSHIP                                                DE
ATHENA CABLEVISION CORPORATION OF KNOXVILLE                    TN
ATHENA CABLEVISION OF TENNESSEE AND KENTUCKY, INC.             TN
ATHENA REALTY, INC.                                            NV
ATLANTIC AMERICAN CABLEVISION OF FLORIDA, INC.                 FL                        TCI CABLEVISION OF PASCO COUNTY
ATLANTIC AMERICAN CALEVISION, INC.                             DE
ATLANTIC AMERICAN HOLDENGS, INC.                               FL
ATLANTIC CABLEVISION OF FLORIDA, INC.                          FL
BAY AREA INTERCONNECT                                          CA                        BAY CABLE ADVERTISING
                                                                                         BCA
BEATRICE CABLE TV COMPANY                                      NE                        TCI CABLE OF BEATRICE
BELLEVUE CABLEVISION, INC                                      DE
BILLINGS TELE-COMMUNICATIONS, INC.                             OR
BOB MAGNESS, INC.                                              WY
BRESNAN COMMUNICATIONS COMPANY LIMITED PARTNERSHIP             MI
BRIGAND PICTURES, INC.                                         NY

                                  EXHIBIT 21
                                  ----------

----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                  ORGANIZATION                 TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
BROOKHAVEN CABLE TV, INC.                                      NY                        TCI CABLE OF BROOKHAVEN
BROOKINGS CABLEVISION                                          CO
BROOKSIDE ANTENNA COMPANY                                      OH
CABLE ACCOUNTING, INC.                                         CO
CABLE ADNET PARTNERS                                           DE                        CABLE ADNET
                                                                                         HUDSON VALLEY CABLE GROUP
CABLE ADVERTISING PARTNERS                                     CA                        ADLINK
CABLE NETWORK TELEVISION, INC.                                 NV
CABLE SHOPPING INVESTMENT, INC.                                CO
CABLE TELEVISION ADVERTISING GROUP, INC.                       WY
CABLE TELEVISION OF GARY, INC.                                 IN
CABLETIME, INC.                                                CO
CABLEVISION ASSOCIATES OF GARY JOINT VENTURE                   IN
CABLEVISION IV, LTD                                            IA
CABLEVISION OF ARCADIA/SIERRA MADRE, INC.                      DE
CABLEVISION V, INC.                                            IA
CABLEVISION VI, INC.                                           IA                        TCI CABLEVISION OF THE ROCKIES, INC.
CABLEVISION VII, INC.                                          IA                        TCI CABLEVISION OF THE ROCKIES, INC.
CAT PARTNERSHIP                                                DE
CATV FACILITY CO., INC.                                        CO
CHANNEL 64 ACQUISITION, INC.                                   DE
CHICAGO CABLE NETWORK JOINT VENTURE                            IL
CLINTON CABLEVISION                                            IA
CLINTON TV CABLE COMPANY, INC.                                 IA
COCONUT CREEK CABLE T.V., INC.                                 FL                        TCI OF NORTH BROWARD
COLORADO CABLEVISION COMPANY                                   CO                        TCI OF COLORADO
COLORADO TERRACE TOWER II CORPORATION                          CO
COLUMBIA CABLE OF OREGON                                       DE
COMMAND CABLE OF EASTERN ILLINOIS LIMITED PARTNERSHIP          NJ
COMMUNICATION INVESTMENT CORPORATION                           VA

                                  EXHIBIT 21
                                  ----------

----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS & CABLE CHICAGO, INC.                           IL                        CHICAGO CABLE TV
COMMUNICATIONS SERVICES, INC.                                  KS                        TCI CABLEVISION OF CENTRAL TEXAS
                                                                                         TCI CABLEVISION OF EAST OKLAHOMA
                                                                                         TCI CABLEVISION OF NORTH TEXAS
                                                                                         TCI CABLEVISION OF NORTHEAST TEXAS
                                                                                         TCI CABLEVISION OF OKLAHOMA (CSI), INC.
                                                                                         TCI COMMUNICATIONS SERVICES, INC.
                                                                                         TCI OF ARKASAS
                                                                                         TCI OF KANSAS (CSI), INC.
                                                                                         TCI OF LOUISIANA (CSI), INC.
                                                                                         TCI OF LOUISIANA
COMMUNITY CABLE TELEVISION                                     WY                        TCI CABLEVISION OF SOUTHWEST TEXAS
                                                                                         TCI CABLEVISION OF WEST OAKLAND COUNTY
COMMUNITY REALTY, INC.                                         NV                        NEVADA COMMUNITY REALTY, INC.
COMMUNITY TELEVISION SYSTEM, INC.                              DE                        TCI CABLEVISION OF SOUTH CENTRAL
                                                                                          CONNECTICUT
CONSUMER ENTERTAINMENT SERVICES, INC.                          WY
CORSAIR PICTURES, INC.                                         DE                        BRIGAND PICTURES, INC.
DANIELS-HAUSER HOLDINGS                                        CO
DAVIS COUNTY CABLEVISION, INC.                                 UT
DIGITAL DIRECT OF OREGON, INC.                                 CO
DIGITAL DIRECT OF UTAH, INC.                                   CO
DIGITAL DIRECT, INC.                                           CO                        TCI TELEPHONY, INC.
DIRECT BROADCAST SATELLITE SERVICES, INC.                      DE
DISCOVERY PROGRAMMING INVESTMENT, INC.                         CO
DISTRICT CABLEVISION LIMITED PARTNERSHIP                       DC
EAST ARKANSAS CABLEVISION, INC.                                AR                        TCI OF ARKASAS
EAST ARKANSAS INVESTMENTS, INC.                                CO
EASTEX MICROWAVE, INC.                                         TX
ECP HOLDINGS, INC.                                             OK

                                  EXHIBIT 21
                                  ----------

-----------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                  ORGANIZATION                 TRADE NAMES
-----------------------------------------------------------------------------------------------------------------------
ELBERT COUNTY CABLE PARTNERS, L.P.                             CO                        TCI OF COLORADO
FAB COMMUNICATIONS, INC.                                       OK
FOUR FLAGS CABLE TV                                            MI
FOUR FLAGS CABLEVISION                                         MI
GENERAL COMMUNICATIONS AND ENTERTAINMENT COMPANY INC           DE
GILL BAY INTERCONNECT, INC.                                    CA
GREATER BIRMINGHAM INTERCONNECT                                AL                        GBI
GREATER PORTLAND INTERCONNECT                                  OR
HALCYON COMMUNICATIONS LIMITED PARTNERSHIP                     OK                        TCI CABLEVISION OF EAST OKLAHOMA
                                                                                         TCI OF ARKANSAS
HALCYON COMMUNICATIONS PARTNERS                                OK
HARBOR COMMUNICATIONS JOINT VENTURE                            WA
HARRIS COUNTY CABLE TV, INC.                                   VA
HAWKEYE COMMUNICATIONS OF CLINTON, INC.                        IA
HERITAGE CABLE PARTNERS, INC.                                  IA
HERITAGE CABLEVISION ASSOCIATES, A LIMITED PARTNERSHIP         IA                        TCI CABLE ADVERTISING
                                                                                         TCI OF BEDFORD
                                                                                         TCI OF MICHIGAN
HERITAGE CABLEVISION OF CALIFORNIA, INC.                       DE                        TCI CABLEVISION OF SAN JOSE
HERITAGE CABLEVISION OF COLORADO, INC.                         CO                        TCI CABLEVISION OF SOUTHERN COLORADO, INC.
HERITAGE CABLEVISION OF DALLAS, INC.                           IA
HERITAGE CABLEVISION OF DELAWARE, INC.                         DE                        TCI CABLEVISION OF NEW CASTLE COUNTY
                                                                                         TCI OF FORT COLLINS
HERITAGE CABLEVISION OF MAINE II, INC.                         ME
HERITAGE CABLEVISION OF MASSACHUSETTS, INC.                    MA                        TCI CABLEVISION OF ANDOVER
HERITAGE CABLEVISION OF SOUTH EAST MASSACHUSETTS, INC.         MA
HERITAGE CABLEVISION OF TENNESSEE, INC.                        TN                        TCI OF COLORADO
HERITAGE CABLEVISION OF TEXAS, INC.                            IA                        TCI CABLEVISION OF SOUTH TEXAS
HERITAGE CABLEVISION, INC. (IA)                                IA                        TCI OF THE HEARTLANDS
HERITAGE CABLEVISION, INC. (TX)                                TX

                                                                -4-

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
HERITAGE CABLEVUE, INC.                                        DE                        TCI CABLEVISION OF NEW ENGLAND
HERITAGE COMMUNICATIONS PRODUCTS CORP.                         IA
HERITAGE COMMUNICATIONS, INC.                                  IA
HERITAGE INVESTMENTS, INC.                                     IA
HERITAGE ROC HOLDINGS CORP.                                    IA
HERITAGE/INDIANA CABLEVISION, INC.                             IA
HILLCREST CABLEVISION COMPANY                                  OH
HOME SPORTS NETWORK, INC.                                      CO
INDEPENDENCE CABLE TV COMPANY                                  MI                        TCI CABLEVISION OF OAKLAND COUNTY, INC.
INTERMEDIA PARTNERS                                            CA
INTERNATIONAL TELEMETER CORPORATION (NV)                       NV
IR-TCI PARTNERS II, L.P.                                       CA
IR-TCI PARTNERS III, L.P.                                      CA
IR-TCI PARTNERS IV, L.P.                                       CO
IR-TCI PARTNERS V, L.P.                                        CO
KANSAS CITY FIBER NETWORK, L.P.                                DE
KAUAI CABLEVISION
KNOX CABLE T.V., INC.                                          TN
KTMA-TV INC.                                                   TX
LASALLE TELECOMMUNICATIONS, INC.                               IL                        CHICAGO CABLE TV-IV
LAWRENCE COUNTY CABLE PARTNERS                                 CO
LIBERTY COMMAND II, INC.                                       CO
LIBERTY COMMAND, INC.                                          CO
LIBERTY OF NORTHERN INDIANA, INC.                              DE
LIBERTY-CSI, INC.                                              CO
LVO CABLE PROPERTIES, INC.                                     OK
LVOC MANAGEMENT, INC.                                          OK
MAJORCO SUB, L.P.                                              DE
MAJORCO, L.P.                                                  DE
MARGATE VIDEO SYSTEMS, INC.                                    FL                        TCI OF NORTH BROWARD

                                  EXHIBIT 21
                                  ----------


---------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
MATERIALS HANDLING SERVICES, INC.                              CO                        WESTERN COMMUNICATIONS MATERIALS
                                                                                          HANDLING SERVICE
MELANIE CABLE PARTNERS, L.P.                                   FL
MIAMI TELE-COMMUNICATIONS, INC.                                MD
MICRO-RELAY, INC.                                              KS
MID-KANSAS, INC.                                               CO                        TCI OF COLORADO
MILE HI CABLE PARTNERS, L.P.                                   DE
MINORCO, L.P.                                                  MS                        TCI OF NORTH MISSISSIPPI
MISSISSIPPI CABLEVISION, INC.                                  NV                        MOUNTAIN CABLE ADVERTISING
MOUNTAIN CABLE NETWORK, INC.                                   CO
MOUNTAIN STATES GENERAL PARTNER CO.                            CO
MOUNTAIN STATES LIMITED PARTNER CO.                            CO                        TCI OF COLORADO
MOUNTAIN STATES VIDEO                                          CO                        TCI OF COLORADO
MOUNTAIN STATES VIDEO COMMUNICATIONS CO., INC.                 CO                        TCI OF COLORADO
MOUNTAIN STATES VIDEO, INC.                                    CO
MSV SUBSIDIARY, INC.                                           MI                        TCI CABLEVISION OF GREATER MICHIGAN, INC.
MUSKEGON CABLE TV CO.                                          RI                        HERITAGE CABLEVISION OF NARRAGANSETT
NARRAGANSETT CABLEVISION CORPORATION                           CO
NEWPORT NEWS CABLEVISION ASSOCIATES, L.P.                      CO
NEWPORT NEWS CABLEVISION, LTD.                                 CO                        UNITED ARTISTS CABLE OF NEWPORT NEWS
NEWTELCO, L.P.                                                 DE
NHT PARTNERSHIP                                                NY
NORTHERN VIDEO, INC.                                           MN                        TCI OF CENTRAL MINNESOTA
NORTHWEST CABLE ADVERTISING                                    NY                        TV MART
NORTHWEST ILLINOIS CABLE CORPORATION                           DE
NORTHWEST ILLINOIS TV CABLE CO.                                DE                        TCI CABLEVISION OF GALESBURG/MONMOUTH
NORTHWEST ILLINOIS TV CABLE COMPANY                            IL
OHIO CABLEVISION NETWORK, INC.                                 IA                        TCI CABLEVISION OF NORTHWESTERN OHIO
OTTUMWA CABLEVISION, INC.                                      IA                        TCI OF SOUTHERN IOWA
PACIFIC MICROWAVE JOINT VENTURE                                CA

                                  EXHIBIT 21
                                  ----------

-----------------------------------------------------------------------------------------------------------------------
                                                      STATE OR JURISDICTION
                                                       OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
-----------------------------------------------------------------------------------------------------------------------
PARKLAND CABLEVISION, INC.                                     FL                        TCI OF NORTH BROWARD
PHILLIECO, L.P.                                                DE
PITTSBURG CABLE TV, INC.                                       KS                        TCI OF PITTSBURG
PREVIEW MAGAZINE CORPORATION                                   NY
PRIMESTAR PARTNERS L.P.                                        DE
ROBERT FULK, LTD.                                              DE
ROBIN CABLE SYSTEMS OF SIERRA VISTA, L.P.                      CA                        TCI OF SOUTHERN ARIZONA
ROBIN CABLE SYSTEMS OF TUCSON, AN ARIZONA LIMITED PARTNER      AZ                        TCI OF TUCSON
S/D CABLE PARTNERS, LTD.                                       CO                        TCI CABLEVISION OF PRINCETON, L.P.
                                                                                         TCI CABLEVISION OF ROCK FALLS, L.P.
SAN LEANDRO CABLE TELEVISION, INC.                             CA                        TCI CABLEVISION OF HAYWARD
SANTA FE CABLEVISION CO.                                       NM
SANTA FE CABLEVISION COMPANY                                   NM                        TCI CABLEVISION OF SANTA FE
SATELLITE SERVICES OF PUERTO RICO, INC.                        DE
SATELLITE SERVICES, INC.                                       DE
SCC PROGRAMS, INC.                                             IL
SEMAPHORE PARTNERS                                             CO
SILVER SPUR LAND AND CATTLE CO.                                WY                        SILVER SPUR RANCH
SONIC COMMUNICATIONS SAN LUIS OBISPO AND SANTA CRUZ
SONIC PARTNERS, L.P.
SOUTH CHICAGO CABLE, INC.                                      IL                        CHICAGO CABLE TV-V
SOUTH FLORIDA CABLE ADVERTISING                                FL
SOUTHWEST TELECABLE, INC.                                      TX
SOUTHWEST WASHINGTON CABLE, INC.                               WA
SSI 2, INC.                                                    NV
ST. LOUIS TELE-COMMUNICATIONS, INC.                            MO                        TCI CABLEVISION OF ST. LOUIS
TAMPA BAY INTERCONNECT                                         FL                        TBI
TCG CHICAGO                                                    NY
TCG CONNECTICUT                                                NY
TCG DALLAS                                                     NY

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
TCG DALLAS SYSTEMS                                             NY
TCG DETROIT                                                    NY
TCG ILLINOIS                                                   NY
TCG LOS ANGELES                                                NY
TCG PARTNERS                                                   NY
TCG PHOENIX                                                    NY
TCG PITTSBURGH                                                 NY
TCG SAN FRANCISCO                                              NY
TCG SEATTLE                                                    NY
TCG SOUTH FLORIDA                                              NY
TCG ST. LOUIS                                                  NY
TCI AOL, INC.                                                  CO
TCI BATON ROUGE VENTURES, INC.                                 CO
TCI CABLE ADNET, INC.                                          CO
TCI CABLE MANAGEMENT CORPORATION                               CO
TCI CABLEPCS, INC.                                             CO
TCI CABLEPHONE, INC.                                           CO
TCI CABLEVISION ASSOCIATES, INC.                               DE
TCI CABLEVISION OF ALABAMA, INC.                               AL
TCI CABLEVISION OF ARIZONA, INC.                               AZ
TCI CABLEVISION OF BAKER/ZACHARY, INC.                         DE                        TCI OF LOUISIANA
TCI CABLEVISION OF CALIFORNIA, INC.                            CA
TCI CABLEVISION OF CANON CITY, LTD.                            CO
TCI CABLEVISION OF COLORADO INC.                               CO                        TCI OF COLORADO
TCI CABLEVISION OF EAST SAN FERNANDO VALLEY, L.P.              CO
TCI CABLEVISION OF DALLAS, INC.                                TX
TCI CABLEVISION OF FLORIDA, INC.                               FL                        TCI OF COLORADO
                                                                                         TCI SOUTHEAST - SOUTH REGION
TCI CABLEVISION OF GEORGIA, INC.                               GA                        TCI OF LOUISIANA
TCI CABLEVISION OF GREAT FALLS, INC.                           DE

                                  EXHIBIT 21
                                  ----------

----------------------------------------------------------------------------------------
                                          STATE OR JURISDICTION
                                           OF INCORPORATION OR
SUBSIDIARY                                    ORGANIZATION         TRADE NAMES
----------------------------------------------------------------------------------------
TCI CABLEVISION OF IDAHO, INC.                     ID
TCI CABLEVISION OF KENTUCKY, INC.                  KY              TCI CABLE ADVERTISING
TCI CABLEVISION OF KIOWA, INC.                     CO
TCI CABLEVISION OF LEESVILLE, INC.                 DE
TCI CABLEVISION OF MARYLAND, INC.                  MD
TCI CABLEVISION OF MASSACHUSETTS, INC.             MA
TCI CABLEVISION OF MICHIGAN, INC.                  MI              TCI CABLE ADVERTISING
TCI CABLEVISION OF MINNESOTA, INC.                 MN              TCI OF MINNESOTA
TCI CABLEVISION OF MISSOURI, INC.                  MO
TCI CABLEVISION OF MONTANA, INC.                   MT              TCI CABLE ADVERTISING
TCI CABLEVISION OF NEBRASKA, INC.                  NE
TCI CABLEVISION OF NEVADA, INC.                    NV
TCI CABLEVISION OF NEW HAMPSHIRE, INC.             NH
TCI CABLEVISION OF NEW MEXICO, INC.                NM
TCI CABLEVISION OF NORTH CAROLINA, INC.            NC
TCI CABLEVISION OF NORTH CENTRAL KENTUCKY, INC.    KY
TCI CABLEVISION OF OHIO, INC.                      OH              TCI CABLE ADVERTISING
TCI CABLEVISION OF OKANOGAN VALLEY, INC.           WA
TCI CABLEVISION OF OKLAHOMA, INC.                  OK
TCI CABLEVISION OF OREGON, INC.                    OR
TCI CABLEVISION OF PASCO COUNTY                    FL
TCI CABLEVISION OF PINELLAS COUNTY                 FL
TCI CABLEVISION OF SIERRA VISTA II, INC.           CO
TCI CABLEVISION OF SIERRA VISTA, INC.              CO
TCI CABLEVISION OF SOUTH DAKOTA, INC.              SD
TCI CABLEVISION OF SOUTHWEST WASHINGTON, INC.      WA
TCI CABLEVISION OF ST. BERNARD, INC.               LA              TCI OF LOUISIANA
TCI CABLEVISION OF TEXAS, INC.                     TX
TCI CABLEVISION OF TUCSON II, INC.                 CO
TCI CABLEVISION OF TUCSON, INC.                    CO

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
TCI CABLEVISION OF TWIN CITIES, INC.                           WA
TCI CABLEVISION OF UTAH, INC.                                  UT
TCI CABLEVISION OF VERMONT, INC.                               DE
TCI CABLEVISION OF WASHINGTON, INC.                            WA                        PACCOM
TCI CABLEVISION OF WISCONSIN, INC.                             WI
TCI CABLEVISION OF WYOMING, INC.                               WY
TCI CABLEVISION OF YAKIMA VALLEY, INC.                         WA
TCI CABLEVISION OF YAKIMA, INC.                                WA
TCI CENTRAL, INC.                                              DE
TCI COMMUNICATIONS, INC.                                       DE                        TCI CABLEVISION OF DURANGO, INC.
TCI DEVELOPMENT CORPORATION                                    CO
TCI EAST, INC.                                                 DE
TCI FLEET SERVICES, INC.                                       CO
TCI GREAT LAKES, INC.                                          DE
TCI HITS, INC.                                                 CO
TCI HOLDINGS II, INC.                                          CO
TCI INVESTMENTS, INC.                                          CO
TCI IP, INC.                                                   DE
TCI IP-1, INC.                                                 CO
TCI K-1, INC.                                                  CO
TCI LIBERTY, INC.                                              DE
TCI MATERIALS MANAGEMENT, INC.                                 CO
TCI MICROWAVE, INC.                                            DE
TCI NETWORK SERVICES                                           DE
TCI NEWS, INC.                                                 CO
TCI NEWS-DAMN RIGHT, INC.                                      CO
TCI NEWS-PRESIDENTIAL, INC.                                    CO
TCI NORTH CENTRAL REGION
TCI NORTH CENTRAL, INC.                                        DE
TCI NORTHEAST, INC.                                            DE

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
TCI OF ARKANSAS, INC.                                          AR
TCI OF ARLINGTON, INC.                                         TX
TCI OF AUBURN, INC.                                            DE
TCI OF BECKLEY, INC.                                           WV
TCI OF BLOOMINGTON/NORMAL, INC.                                VA
TCI OF CLEVELAND, INC.                                         TN
TCI OF CONNECTICUT, INC.                                       CT
TCI OF COUNCIL BLUFFS, INC.                                    IA
TCI OF D.C., INC.                                              DC
TCI OF DECATUR, INC.                                           AL
TCI OF DELAWARE, INC.                                          DE
TCI OF GREENSBURG                                              CO
TCI OF GREENVILLE, INC.                                        SC
TCI OF HAWAII, INC.                                            CO
TCI OF HOUSTON, INC.                                           CO
TCI OF ILLINOIS, INC.                                          IL                        TCI CABLE ADVERTISING
                                                                                         TCI CABLEVISION OF DUBUQUE, INC.
TCI OF INDIANA, INC.                                           IN                        TCI CABLE ADVERTISING
                                                                                         TCI MIDWEST REGION
TCI OF IOWA, INC.                                              IA                        TCI CABLEVISION OF DUBUQUE, INC.
                                                                                         TCI SOUTHEAST-NORTHWEST REGION

TCI OF KANSAS, INC.                                            KS                        TCI CABLEVISION OF STILLWATER
                                                                                         TCI CABLEVISION OF TULSA
TCI OF KOKOMO, INC.                                            CO
TCI OF LEE COUNTY, INC.                                        AL
TCI OF LEXINGTON, INC.                                         KY
TCI OF MAINE, INC.                                             ME
TCI OF MISSISSIPPI, INC.                                       MS
TCI OF NEW JERSEY, INC.                                        NV

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
TCI OF NEW YORK, INC.                                      NY                            TCI NORTHEAST REGION
TCI OF NORTH BROWARD, INC.                                 FL
TCI OF NORTH CENTRAL KENTUCKY, INC.                        KY
TCI OF NORTH DAKOTA, INC.                                  ND
TCI OF NORTHERN NEW JERSEY, INC.                           WA                            TCI CABLEVISION OF CENTRAL COLORADO
                                                                                         TCI CABLEVISION OF NORTHEASTERN OREGON
                                                                                         TCI CABLEVISIOIN OF SOUTHEAST WASHINGTON
                                                                                         TCI CABLEVISION OF THE TREASURE COAST
TCI OF OVERLAND PARK, INC.                                 KS
TCI OF PENNSYLVANIA, INC.                                  PA                            TCI CABLE ADVERTISING
                                                                                         TCI EAST REGIOIN
                                                                                         TCI OF CALIFORNIA
TCI OF PIEDMONT, INC.                                      SC
TCI OF PLANO, INC.                                         TX
TCI OF PRINCETON, INC.                                     WV
TCI OF RACINE, INC.                                        WI
TCI OF RADCLIFF, INC.                                      KY
TCI OF RHODE ISLAND, INC.                                  RI
TCI OF RICHARDSON, INC.                                    TX
TCI OF ROANOKE RAPIDS, INC.                                VA
TCI OF SEATTLE, INC                                        DE
TCI OF SELMA, INC.                                         AL
TCI OF SOUTH CAROLINA, INC.                                SC
TCI OF SOUTHERN MAINE, INC.                                ME
TCI OF SOUTHERN MINNESOTA, INC.                            DE                            TCI OF SOUTHERN MINNESOTA
TCI OF SOUTHERN WASHINGTON                                 WA
TCI OF SPARTANBURG, INC.                                   SC
TCI OF SPRINGFIELD, INC.                                   MO
TCI OF TACOMA, INC.                                        DE
TCI OF TENNESSEE, INC.                                     TN

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
TCI OF THE BLUFFLANDS, INC.                                    DE                        TCI CABLE OF LA CROSSE
                                                                                         TCI OF SOUTHERN MINNESOTA
TCI OF TUALATIN VALLEY, INC.                                   OR
TCI OF VANCOUVER, INC.                                         CO
TCI OF VIRGINIA, INC.                                          VA
TCI OF WATERTOWN, INC.                                         IA
TCI OF WEST VIRGINIA, INC.                                     WV                        TCI CABLE ADVERTISING
TCI OF WYTHEVILLE, INC.                                        VA
TCI OSCAR I, INC.                                              CO
TCI PACIFIC COMMUNICATIONS, INC.
TCI PACIFIC HOLDINGS, INC.
TCI PACIFIC MICROWAVE, INC.                                    CO                        PACIFIC MICROWAVE
TCI PACIFIC, INC.                                              DE
TCI PRIVATE VENTURES, INC.                                     CO
TCI REALTY INVESTMENTS COMPANY                                 DE
TCI SOUTHEAST DIVISIONAL HEADQUARTERS, INC.                    AL
TCI SOUTHEAST, INC.                                            DE
TCI STS, INC.                                                  CO
TCI STS-MTVI, INC.                                             TX
TCI TELEPHONY SERVICES, INC.                                   CO
TCI TELEPHONY SERVICES OF CALIFORNIA, INC.                     CO
TCI TELEPHONY SERVICES OF CONNECTICUT, INC.                    CO
TCI TELEPHONY SERVICES OF ILLINOIS, INC.                       CO
TCI TELEPHONY SERVICES OF MINNESOTA, INC.                      CO
TCI TELEPHONY SERVICES OF WISCONSIN, INC.                      CO
TCI TELEPORT OF BALTIMORE, INC.                                MD
TCI TELEPORT OF BOSTON, INC.                                   MA
TCI TELEPORT OF CHICAGO, INC.                                  IL
TCI TELEPORT OF CHICAGO-SWITCH, INC.                           IL
TCI TELEPORT OF DALLAS, INC.                                   TX

                                  EXHIBIT 21
                                  ----------

-----------------------------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
SUBSIDIARY                                            ORGANIZATION                       TRADE NAMES
-----------------------------------------------------------------------------------------------------------------------
TCI TELEPORT OF DALLAS-SWITCH, INC.                        TX
TCI TELEPORT OF DENVER, INC.                               CO
TCI TELEPORT OF DETROIT, INC.                              MI
TCI TELEPORT OF HARTFORD, INC.                             CT
TCI TELEPORT OF HOUSTON, INC.                              TX
TCI TELEPORT OF INDIANAPOLIS, INC.                         CO
TCI TELEPORT OF LOS ANGELES, INC.                          CA
TCI TELEPORT OF MIAMI, INC.                                FL
TCI TELEPORT OF PHOENIX, INC.                              AZ
TCI TELEPORT OF PITTSBURGH, INC.                           PA                            PENN ACCESS CORPORATION
TCI TELEPORT OF PROVIDENCE, INC.                           CO
TCI TELEPORT OF SAN FRANCISCO, INC.                        CA
TCI TELEPORT OF SEATTLE, INC.                              WA
TCI TELEPORT OF ST. LOUIS, INC.                            MO
TCI TELEPORT PARTNERS, INC.                                CO
TCI TELEPORT, INC.                                         CO
TCI TKR CABLE I, INC.                                      DE
TCI TKR CABLE II, INC.                                     DE
TCI TKR LIMITED PARTNERSHIP                                CO
TCI TKR OF ALABAMA, INC.                                   DE                            TCI OF ALABAMA
TCI TKR OF CENTRAL FLORIDA, INC.                           FL                            TCI OF CENTRAL FLORIDA
TCI TKR OF DALLAS, INC.                                    DE
TCI TKR OF FLORIDA, INC.                                   DE
TCI TKR OF GEORGIA, INC.                                   DE                            TCI OF GEORGIA
TCI TKR OF HOLLYWOOD, INC.                                 DE                            TCI OF HOLLYWOOD
TCI TKR OF HOUSTON, INC.                                   TX                            TCI CABLEVISION OF HOUSTON
TCI TKR OF JEFFERSON COUNTY, INC.                          KY                            TRK CABLE OF GREATER LOUISVILLE, INC.
TCI TKR OF KENTUCKY, INC.                                  DE
TCI TKR OF METRO DADE, INC.                                DE
TCI TKR OF NORTHERN KENTUCKY, INC.                         KY                            MADISON AVENUE VIDEO PRODUCTIONS

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         TKR CABLE OF NORTHERN KENTUCKY, INC.
TCI TKR OF SOUTH DADE, INC.                                    FL                        TCI OF SOUTH DADE
TCI TKR OF SOUTH FLORIDA, INC.                                 DE                        TCI OF SOUTH FLORIDA
TCI TKR OF SOUTHEAST TEXAS, INC.                               DE
TCI TKR OF SOUTHERN KENTUCKY, INC.                             DE                        TKR CABLE OF SOUTHERN KENTUCKY, INC.
TCI TKR OF THE GULF PLAINS, INC.                               DE                        TCI OF THE GULF PLAINS
TCI TKR OF THE METROPLEX, INC.                                 TX                        TCI CABLEVISION OF THE METROPLEX
TCI TKR OF WYOMING, INC.                                       WY
TCI TKR, INC.                                                  DE
TCI UA I, INC.                                                 CO
TCI UA, INC.                                                   DE
TCI VENTURES FIVE, INC.                                        CO
TCI VENTURES FOUR, INC.                                        CO
TCI VENTURES INC.                                              CO
TCI WASHINGTON ASSOCIATES, L.P.                                DE
TCI WEST, INC.                                                 DE
TCI WOODLANDS VENTURES, INC.                                   CO
TCI-UC, INC.                                                   DE
TCI/CA ACQUISITION SUB CORP.                                   CO
TCI/CI MERGER SUB CORP.                                        DE
TCID DATA TRANSPORT, INC.                                      CO
TCID KHC, INC.                                                 CO
TCID NEA, INC.                                                 CO
TCID NETWORKS, INC.                                            DE
TCID OF CARSON, INC.                                           CA
TCID OF CHICAGO, INC.                                          IL
TCID OF FLORIDA, INC.                                          FL                        TCI CABLEVISION OF PASCO COUNTY
TCID OF MICHIGAN, INC.                                         NV
TCID OF SOUTH CHICAGO, INC.                                    IL
TCID PARTNERS II, INC.                                         CO

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
TCID PARTNERS, INC.                                            CO
TCID VFC, INC.                                                 CO
TCID VIDEO ENTERPRISES, INC.                                   CO
TCID X*PRESS, INC.                                             CO
TCID-COMMERCIAL MUSIC, INC.                                    CO
TCID-ICP III, INC.                                             CO
TCID-IP III, INC.                                              CO
TCID-IP IV, INC.                                               CO
TCID-IP V, INC.                                                CO
TCID-SVHH, INC.                                                DE
TCIP, INC.                                                     CO
TELECOMMUNICATIONS OF COLORADO, INC.                           CO                        TCI COLORADO COMMUNITY CABLE
                                                                                          TELEVISION, INC.
TELE-COMMUNICATIONS OF SOUTH SUBURBIA, INC.                    IL
TELECABLE KCFN HOLDING CORP.                                   VA
TELECABLE OF COLUMBUS, INC.                                    GA
TELECOMMUNICATIONS CABLE SYSTEMS, INC.                         LA                        TCI OF LOUISIANA
                                                                                         TCI SOUTHEAST-SOUTHWEST REGION
TELENOIS, INC.                                                 IL
TELEVENTS GROUP JOINT VENTURE                                  CO                        TCI OF CENTRAL IOWA
TELEVENTS GROUP, INC.                                          NV
TELEVENTS OF COLORADO, INC.                                    CO
TELEVENTS OF EAST COUNTY, INC.                                 WY                        TCI CABLEVISION OF EAST COUNTY
TELEVENTS OF FLORIDA, INC.                                     WY
TELEVENTS OF POWDER RIVER, INC.                                WY
TELEVENTS OF SAN JOAQUIN, INC.                                 WY                        TCI CABLEVISION OF SAN JOAQUIN
TELEVENTS OF WYOMING, INC.                                     WY
TELEVENTS, INC.                                                NV                        TCI CABLEVISION OF CONTRA COSTA COUNTY
TELEVESTER, INC.                                               DE
TELEVISION CABLE SERVICE, INC.                                 TX                        TCI CABLEVISION OF ABILENE

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         TCI CABLEVISION OF EAST TEXAS
                                                                                         TCI CABLEVISION OF PERRYTON
                                                                                         TCI CABLEVISION OF WEST TEXAS
TEMPO CABLE, INC                                               OK                        TCI CABLEVISION OF CENTRAL OKLAHOMA, INC.
                                                                                         TCI CABLEVISION OF NOCONA
                                                                                         TCI CABLEVISION OF OKLAHOMA (TEMPO), INC.
                                                                                         TCI OF ARKANSAS (TEMPO), INC.
TEMPO DEVELOPMENT CORPORATION                                  OK
TEMPO ENTERPRISES, INC.                                        OK                        TEMPO ENTERPRISES, INC. (OF OKLAHOMA)
TEMPO SATELLITE, INC.                                          OK
TEMPO TELEVISION, INC.                                         OK
THE CHICAGO CABLE INTERCONNECT                                 IL                        GCCI
THE DETROIT CABLE INTERCONNECT L.P.                            DE                        THE DETROIT CABLE INTERCONNECT
                                                                                           LIMITED PARTNERSHIP
THE GREATER PHILADELPHIA CABLE INTERCONNECT                    PA                        PCA
                                                                                         PHILADELPHIA CABLE ADVERTISING
TRANS-MUSKINGUM, INCORPORATED                                  WV
TRIBUNE COMPANY CABLE OF MICHIGAN, INC.                        DE                        TRIBUNE/UNITED CABLE OF OAKLAND COUNTY
TRIBUNE-UNITED CABLE OF OAKLAND COUNTY                         MI                        TCI CABLEVISION OF OAKLAND COUNTY, INC.
TULSA CABLE TELEVISION, INC.                                   OK                        TCI CABLEVISION OF TULSA
                                                                                         TV MART
UA THINK, INC.                                                 CO
UA-COLUMBIA ALPINE TOWER, INC.                                 NJ
UA-COLUMBIA CABLEVISION OF MASSACHUSETTS, INC.                 MA                        TCI CABLEVISION OF NORTH
                                                                                          ATTLEBORO/TAUNTON
UA-COLUMBIA CABLEVISION OF NEW JERSEY, INC.                    NJ
UA-COLUMBIA CABLEVISION OF WESTCHESTER, INC.                   NY                        TCI OF NORTHERN NEW JERSEY
UACC MIDWEST, INC.                                             DE                        TCI CABLE ADVERTISING
                                                                                         TCI CABLEVISION OF ASHEVILLE

                                  EXHIBIT 21
                                  ----------

----------------------------------------------------------------------------------------------------------------------------------
                                                    STATE OR JURISDICTION
                                                     OF INCORPORATION OR
SUBSIDIARY                                              ORGANIZATION                     TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         TCI CABLEVISION OF CENTRAL ILLINOIS
                                                                                         TCI CABLEVISION OF DECATUR
                                                                                         TCI CABLEVISION OF MERCED COUNTY
                                                                                         TCI CABLEVISION OF NORTHSHORE
                                                                                         TCI CABLEVISION OF SANTA CRUZ COUNTY
                                                                                         TCI CABLEVISION OF TRACY
                                                                                         TCI CABLEVISION OF VACAVILLE
                                                                                         TCI CABLEVISION OF WALNUT CREEK
                                                                                         TCI CABLEVISION OF WEST MICHIGAN, INC.
                                                                                         TCI OF EVANSVILLE
                                                                                         TCI OF SOUTH MISSISSIPPI
UAII MERGER CORP.                                          DE
UAII SUB NO. 24, INC.                                      DE
UATC MERGER CORP.                                          NY
UCT AIRCRAFT, INC.                                         CO
UCT VIDEO, INC.                                            CO
UCTC LP COMPANY                                            DE
UCTC OF BALTIMORE, INC.                                    DE
UCTC OF LOS ANGELES COUNTY, INC.                           DE                            TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED ADVERTISING NETWORK, INC.                           CO
UNITED ARTISTS BROADCAST PROPERTIES, INC.                  DE
UNITED ARTISTS CABLE HOLDINGS, INC.                        CO
UNITED ARTISTS CABLE INVESTMENTS, INC.                     DE
UNITED ARTISTS CABLESYSTEMS CORPORATION                    DE
UNITED ARTISTS ENTERTAINMENT COMPANY                       DE
UNITED ARTISTS HOLDINGS, INC.                              DE
UNITED ARTISTS INVESTMENTS, INC.                           CO
UNITED ARTISTS K-1 INVESTMENTS, INC.                       CO
UNITED ARTISTS OPERATOR SERVICES CORPORATION               CO
UNITED ARTISTS PAYPHONE CORPORATION                        CO

                                  EXHIBIT 21
                                  ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                ORGANIZATION                 TRADE NAMES
------------------------------------------------------------------------------------------------------------------------------------
UNITED ARTISTS PREFERRED INVESTMENT, INC.                     CO
UNITED ARTISTS REPUBLIC INVESTMENTS, INC.                     CO
UNITED ARTISTS SATELLITE, INC.                                CO
UNITED ARTISTS TELECOMMUNICATIONS, INC.                       DE
UNITED CABLE AD-LINK, INC.                                    CO
UNITED CABLE ADVERTISING, INC.                                CO
UNITED CABLE INVESTMENT OF BALTIMORE, INC.                    MD
UNITED CABLE PRODUCTIONS, INC.                                CO
UNITED CABLE REALTY CO. OF CALIFORNIA, INC.                   CO
UNITED CABLE SHOPPING CHANNEL, INC.                           CO
UNITED CABLE T.V. OF OAKLAND COUNTY, INC.                     MI                       TCI CABLEVISION OF OAKLAND COUNTY, INC.
UNITED CABLE TELEVISION ACQUISITION CORPORATION               CO                       TCI OF COLORADO
UNITED CABLE TELEVISION CORP. OF EASTERN CONNECTICUT          CT                       TCI CABLEVISION OF CENTRAL CONNECTICUT
UNITED CABLE TELEVISION CORPORATION                           DE                       TCI CABLE OF THE MIDLANDS
                                                                                       TCI CABLEVISION OF TREASURE VALLEY
UNITED CABLE TELEVISION CORPORATION OF MICHIGAN               MI                       TCI CABLEVISION OF WOODHAVEN, INC.
UNITED CABLE TELEVISION CORPORATION OF NORTHERN ILLINOIS      IL                       TCI CABLEVISION OF NORTHERN ILLINOIS
UNITED CABLE TELEVISION FINANCING CORPORATION                 CO
UNITED CABLE TELEVISION INVESTMENTS, LTD.                     CO
UNITED CABLE TELEVISION OF ALAMEDA, INC.                      CA                       TCI CABLEVISION OF ALAMEDA
                                                                                       UCT OF ALAMEDA, INC. #2
UNITED CABLE TELEVISION OF BALDWIN PARK, INC.                 CO                       TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED CABLE TELEVISION OF BALTIMORE LIMITED PARTNERSHIP      CO                       TCI COMMUNICATIONS OF BALTIMORE
UNITED CABLE TELEVISION OF BOSSIER CITY, INC.                 DE                       TCI OF LOUISIANA
UNITED CABLE TELEVISION OF CALIFORNIA, INC.                   CA                       TCI CABLEVISION OF CUPERTINO/LOS ALTOS
                                                                                       TCI CABLEVISION OF DAVIS
UNITED CABLE TELEVISION OF CHASKA, INC.                       CO
UNITED CABLE TELEVISION OF COLORADO, INC.                     CO                       TCI OF COLORADO
UNITED CABLE TELEVISION OF CUPERTINO, INC.                    CA                       TCI CABLEVISION OF CUPERTINO/LOS ALTOS
UNITED CABLE TELEVISION OF EASTERN SHORE, INC                 DE                       TCI CABLEVISION OF EASTERN SHORE


                                  EXHIBIT 21
                                  ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                TRADE NAMES
------------------------------------------------------------------------------------------------------------------------------------

UNITED CABLE TELEVISION OF HILLSBOROUGH, INC.                 CO                       TCI CABLEVISION OF HAYWARD
UNITED CABLE TELEVISION OF ILLINOIS VALLEY, INC.              IL                       TCI CABLEVISION OF ILLINOIS VALLEY
UNITED CABLE TELEVISION OF LOS ANGELES, INC.                  CA                       TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED CABLE TELEVISION OF MID-MICHIGAN, INC.                 DE                       TCI CABLEVISION OF MID-MICHIGAN, INC.
UNITED CABLE TELEVISION OF NORTHERN INDIANA, INC.             DE                       TCI OF NORTHERN INDIANA
UNITED CABLE TELEVISION OF OAKLAND COUNTY, LTD.               CO
UNITED CABLE TELEVISION OF PICO RIVERA, INC.                  CO
UNITED CABLE TELEVISION OF SANTA CRUZ, INC.                   CO                       TCI CABLEVISION OF SANTA CRUZ COUNTY
UNITED CABLE TELEVISION OF SARPY COUNTY, INC.                 NE                       TCI CABLE OF THE MIDLANDS
UNITED CABLE TELEVISION OF SCOTTSDALE, INC.                   AZ                       TCI CABLE OF SCOTTSDALE
UNITED CABLE TELEVISION OF SOUTHERN ILLINOIS, INC.            DE                       TCI CABLEVISION OF SOUTHERN ILLINOIS
UNITED CABLE TELEVISION OF WESTERN COLORADO, INC.             CO                       TCI CABLEVISION OF WESTERN COLORADO, INC.
UNITED CABLE TELEVISION REAL ESTATE CORPORATION               CO
UNITED CABLE TELEVISION SERVICES CORPORATION                  OK                       TCI CABLEVISION OF CENTRAL CONNECTICUT
UNITED CABLE TELEVISION SERVICES OF COLORADO, INC.            CO
UNITED CABLE VIDEO INVESTMENT, INC.                           CO
UNITED CARPHONE CORPORATION                                   CO
UNITED CATV, INC.                                             MD                       TCI CABLEVISION OF ANNAPOLIS
UNITED CORPORATE COMMUNICATIONS COMPANY                       CO
UNITED ENTERTAINMENT CORPORATION                              CO
UNITED HOCKEY, INC.                                           CO
UNITED MICROWAVE CORPORATION                                  DE
UNITED OF OAKLAND, INC                                        DE                       TCI CABLEVISION OF OAKLAND COUNTY, INC.
UNITED PAGING CORPORATION                                     CO
UNITED TRIBUNE PAGING CORPORATION                             CO
UNITED'S HOME VIDEO CENTERS, INC.                             CO
UNIVERSAL TELECOM, INC.                                       MD
UPPER VALLEY TELECABLE COMPANY, INC.                          ID                       TCI CABLEVISION OF IDAHO (UVTC), INC.
UTI PURCHASE COMPANY                                          CO
VACATIONLAND CABLEVISION, INC.                                WI                       TCI OF SOUTH CENTRAL WISCONSIN

                                  EXHIBIT 21
                                  ----------


----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                 ORGANIZATION                  TRADE NAMES
----------------------------------------------------------------------------------------------------------------------------------
VALLEY CABLE TV, INC.                                          TX
WALTHAM TELE-COMMUNICATIONS                                    MA                        TCI CABLEVISION OF WALTHAM
WALTHAM TELE-COMMUNICATIONS, INC.                              CO
WASATCH COMMUNITY T.V., INCORPORATED                           UT
WENTRONICS, INC.                                               NM                        TCI CABLEVISION OF CASPER
                                                                                         TCI CABLEVISION OF GALLUP
                                                                                         TCI CABLEVISION OF MOAB
                                                                                         TCI CABLEVISION OF WESTERN COLORADO, INC.
                                                                                         WESTARK CABLE
WESTERN COMMUNITY TV, INC.                                     MT
WESTERN INFORMATION SYSTEMS, INC.                              CO                        WIS
WESTERN NEW YORK CABLE ADVERTISING L.P.                        NY
WESTERN SATELLITE 2, INC.                                      CO
WESTERN TELE-COMMUNICATIONS, INC.                              DE                        NATIONAL DIGITAL TELEVISION CENTER
WESTERN TELE-COMMUNICATIONS, INC./RETAIL SALES GROUP           CO
WESTMARC CABLE GROUP, INC.                                     DE
WESTMARC CABLE HOLDING, INC.                                   DE                        TCI OF CENTRAL MINNESOTA
                                                                                         TCI OF NORTHERN IOWA
                                                                                         TCI OF NORTHERN MINNESOTA
WESTMARC COMMUNICATIONS OF MINNESOTA, INC.                     DE                        TCI OF CENTRAL MINNESOTA
WESTMARC COMMUNICATIONS, INC.                                  NV
WESTMARC DEVELOPMENT II, INC.                                  CO
WESTMARC DEVELOPMENT III, INC.                                 CO
WESTMARC DEVELOPMENT IV, INC.                                  CO
WESTMARC DEVELOPMENT JOINT VENTURE                             CO                        TCI CABLE ADVERTISING
                                                                                         TCI CABLEVISION OF CAPE COD
                                                                                         TCI CABLEVISION OF GREATER MICHIGAN, INC.
                                                                                         TCI CABLEVISION OF NANTUCKET
                                                                                         TCI CABLEVISION OF NORTHWESTERN
                                                                                          CONNECTICUT

                                  EXHIBIT 21
                                  ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                       STATE OR JURISDICTION
                                                        OF INCORPORATION OR
SUBSIDIARY                                                ORGANIZATION                 TRADE NAMES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       TCI TWIN STATE CABLE TV
                                                                                       TCI/TWIN VALLEY CABLE
WESTMARC DEVELOPMENT, INC.                                    CO
WESTMARC REALTY, INC.                                         CO
WIRELESSCO, L.P.                                              DE
WTCI OF MONTANA, INC.                                         CO
WTCI UPLINK, INC.                                             PA
